UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 10, 2016

Fuse Medical, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-10093	59-1224913
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

1300 Summit Avenue, Suite 670, Fort Worth, Texas 76102

(Address of Principal Executive Office) (Zip Code)

(817) 439-7025

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 10, 2016, Fuse Medical, Inc. granted a total of 700,000 five-year stock options to its Board of Directors. Of the options: (i) 50,000 stock options were granted to each of Dr. Randall Dei and Rusty Shelton and (ii) 300,000 stock options were granted to each of Dr. Christopher Pratt and Robert Donehew. The options are fully vested and are exercisable at $0.11 per share.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FUSE MEDICAL, INC.

December 15, 2016	By:	/s/ David Hexter
David Hexter Chief Financial Officer

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